UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) February 11, 2003
                                                 -------------------------------

MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC. (as depositor under the Pooling and Servicing Agreement, relating to the MASTR Asset Securitization Trust 2003-2 Mortgage Pass-Through Certificates, Series 2003-2)


                MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC.
                ------------------------------------------------
             (Exact name of registrant as specified in its charter)



             Delaware                     333-101254             06-1204982
------------------------------------ ------------------- ----------------------
  (State or other jurisdiction of        (Commission           (IRS Employer
          incorporation)                 File Number)       Identification No.)



1285 Avenue of the Americas, New York, New York                10019
--------------------------------------------------------------------------------
    (Address of principal executive offices)                 (Zip Code)


Registrant's telephone number, including area code (212) 713-2000
                                                   -----------------------------



--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5.     Other Events

            Attached as exhibits are certain Structural and Collateral Term Sheets (as defined in the no-action letter issued by the staff of the Securities and Exchange Commission on February 17, 1995, to the Public Securities Association) prepared by UBS Warburg LLC, which are hereby filed pursuant to such letter.

ITEM 7.     Financial Statements and Exhibits

            (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                           Description
-----------                           -----------
        99                            Structural and Collateral Term Sheets
                                      prepared by UBS Warburg LLC in connection with MASTR Asset Securitization Trust
                                      2003-2 Mortgage Pass-Through Certificates,
                                      Series 2003-2

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           MORTGAGE ASSET SECURITIZATION
                                           TRANSACTIONS, INC.


February 12, 2003


                                           By:        /s/ Hugh T. Corcoran
                                              ----------------------------------
                                              Name:  Hugh T. Corcoran
                                              Title: Managing Director


                                           By:        /s/ Eric Daouphars
                                              ----------------------------------
                                              Name:  Eric Daouphars
                                              Title: Director

                                INDEX TO EXHIBITS
                                -----------------


                                                                 Paper (P) or
Exhibit No.             Description                              Electronic (E)
-----------             -----------                              --------------

99                      Structural and Collateral Term                  E
                        Sheets prepared by UBS Warburg
                        LLC in connection with MASTR
                        Asset Securitization Trust
                        2003-2 Mortgage Pass-Through
                        Certificates, Series 2003-2